UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020 (November 20, 2020)

FRONT YARD RESIDENTIAL CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation

5100 Tamarind Reef

Christiansted, United States Virgin Islands 00820

(Address of principal executive offices including zip code)

(340) 692-0525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 20, 2020, Front Yard Residential Corporation, a Maryland corporation (the “Company”), Pretium Midway Holdco, LP, a Delaware limited partnership (“Parent”), and Midway AcquisitionCo REIT, a Maryland real estate investment trust (“Merger Sub”) entered into the First Amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of October 19, 2020 (the “Merger Agreement,” and, together with the Amendment, the “Amended Merger Agreement”), by and among the Company, Parent and Merger Sub.

The Amended Merger Agreement increases the merger consideration payable to holders of the Company’s common stock, par value $0.01 per share (the “Company Shares” and each, a “Company Share”). Pursuant to the Amended Merger Agreement, holders of Company Shares will now receive, for each Company Share held, $16.25 in cash, without interest. Prior to entering into the Amended Merger Agreement, the merger consideration payable to each holder of Company Shares for each share held was $13.50 in cash, without interest. The Amendment also increases the termination fee payable by the Company in connection with the termination of the Merger Agreement under specified circumstances, including in the event the Company’s board of directors makes a Change in Recommendation (as defined in the Merger Agreement), and the termination fee payable by Parent in connection with the termination of the Merger Agreement under specified circumstances, from $24 million to $40.245 million. The Amendment also removes the “burdensome condition” limitation with respect to Parent’s obligation to obtain a consent to the transaction under the Company’s credit facility with the Federal Home Loan Mortgage Corporation and the related termination fee.

All other material terms of the Merger Agreement, which was previously filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K dated October 22, 2020, remain the same.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment and any related agreements. The Amendment has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any other party to the Amendment or any related agreement.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 8.01.	Other Items.

On November 23, 2020, the Company issued a press release announcing that it had entered into the Amendment following the receipt by the Company of an unsolicited binding proposal from an unaffiliated third party to acquire all outstanding Company Shares. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, anticipations and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies as well as industry and market conditions. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “target,” “seek,” “believe” and other expressions or words of similar meaning. We caution that forward-looking statements are qualified by the existence of certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. These risks and uncertainties include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; our ability to successfully complete the transition plan contemplated in connection with the termination of our Asset Management Agreement with Altisource Asset Management Corporation (“AAMC”), our external asset manager, pursuant to the Termination and Transition Agreement dated August 13, 2020; our ability to successfully internalize our asset management function; our ability to successfully implement our strategic initiatives and achieve their anticipated impact; our ability to implement our business strategy; risks and uncertainties related to the COVID-19 pandemic, including the potential adverse impact on our real-estate related assets, financing arrangements, operations, business prospects, customers, employees and third-party service providers; the effect of management’s attention being diverted from our ongoing business operations and costs associated with shareholder activism; the impact of defending any litigation; our ability to make distributions to stockholders; our ability to integrate newly acquired rental assets into the portfolio; the ability to successfully perform property management services at the level and/or the cost that we anticipate; the failure to identify unforeseen expenses or material liabilities associated with acquisitions through the due diligence process prior to such acquisitions; difficulties in identifying single-family properties to acquire; the impact of changes to the supply of, value of and the returns on single-family rental properties; our ability to acquire single-family rental properties generating attractive returns; our ability to sell non-core assets on favorable terms or at all; our ability to predict costs; our ability to effectively compete with competitors; changes in interest rates; changes in the market value of single-family properties; our ability to obtain and access financing arrangements on favorable terms or at all; our ability to deploy the net proceeds from financings or asset sales to acquire assets in a timely manner or at all; our ability to maintain adequate liquidity and meet the requirements under our financing arrangements; risks related to our engagement of AAMC as our asset manager; the failure of our third party vendors to effectively perform their obligations under their respective agreements with us; our failure to qualify or maintain qualification as a REIT; our failure to maintain our exemption from registration under the Investment Company Act of 1940, as amended; the results of our strategic alternatives review and risks related thereto; the impact of adverse real estate, mortgage or housing markets; the impact of adverse legislative, regulatory or tax changes and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company’s current and future filings with the Securities and Exchange Commission (“SEC”). In addition, financial risks such as liquidity, interest rate and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive.

Forward-looking statements speak only as of the date hereof and, except as required by law, we undertake no obligation to update or revise these forward-looking statements. For additional information regarding these and other risks faced by us, refer to our public filings with the SEC, available on the Investors section of our website at www.frontyardresidential.com and on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	First Amendment to Agreement and Plan of Merger, dated November 20, 2020, by and among Front Yard Residential Corporation, Pretium Midway Holdco, LP and Midway AcquisitionCo REIT

99.1	Press Release, dated November 23, 2020

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Agreement and Plan of Merger, dated November 20, 2020, by and among Front Yard Residential Corporation, Pretium Midway Holdco, LP and Midway AcquisitionCo REIT

99.1	Press Release, dated November 23, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Front Yard Residential Corporation

November 23, 2020	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer